[Image]      Scudder Micro Cap Fund Profile                   [Image]
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     April 1, 1997

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     1. What Is The Fund's Objective?

     Scudder Micro Cap Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of U.S. micro-capitalization common stocks.

     2. What Does The Fund Invest In?

     The Fund will normally invest at least 80% of its assets in common stocks issued by U.S. micro-cap companies. The Fund will typically invest in companies that, at the time of purchase, are smaller than the smallest stocks in the Russell 2000 Index at its annual reconstitution. The median market capitalization (i.e., current stock price times shares outstanding) of the portfolio is not expected to exceed $125 million. The Fund's investment adviser, Scudder, Stevens & Clark, Inc. believes these domestic emerging growth companies offer the potential for substantial long-term appreciation.

     The adviser selects investments from among more than 4,000 publicly traded U.S. micro-cap stocks based on a proprietary, quantitative investment strategy. The adviser looks for companies selling at a discount to estimated fair value. The adviser expects to invest in hundreds of such companies, representing a broad cross-section of U.S. industries.

     The Fund may purchase other types of exchange listed or over-the-counter securities, including preferred stocks, convertible or non-convertible securities, rights and warrants.

     Due to investment considerations, it is presently intended that the Fund will close to new individual investors when it reaches $100 million in total assets. If the Fund does so close, the Trustees may determine to reopen it at some future point.

     3. What Are The Risks Of Investing In The Fund?

     Due to the inherent business characteristics and risks of small companies, along with the relative limited trading market for micro-cap stocks, the Fund's share price can experience periods of significant volatility. Also, because micro-cap companies normally have fewer shares outstanding and these shares trade less frequently than those of large companies, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing prices. Micro-cap companies entail higher risk due to their smaller size; relative age; limited product lines; distribution channels; financial resources; possible lack of managerial depth and experience; and dependence on key personnel. Further, there is typically less publicly available information for smaller companies, their securities are often traded over-the-counter and thus the prices of these securities are often more volatile than those of larger companies. Microcap companies are also more vulnerable to adverse market or economic conditions than larger companies.

     Movements of the stock market will affect the Fund's share price, which is likely to vary from day-to-day. The value of your investment may decline as a result of declines in the overall stock market or in the types of securities held in the Fund's portfolio. You incur principal risk because your shares, when sold, may be worth more or less than what you paid for them.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking long-term growth of capital and:

        o plan to hold your investment for the longer term (at least 5 years or more),
        o can tolerate share price volatility with little or no current income,
        o have or plan to have other investments for the benefit of diversification, and
        o understand the risks of investing in micro-cap companies.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Micro Cap Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions.

       Sales Commission                                  None

       Commissions to Reinvest Dividends                 None

       Redemption Fee Payable to the Fund                1.00%*

       Exchange Fee Payable to the Fund                  1.00%*

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     *Imposed on redemptions or exchanges of shares held less than one year.

       Annual Fund operating expenses (after expense maintenance) -- Estimated expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below have been estimated for the initial fiscal year during which Scudder has agreed to maintain the total annualized expenses of the Fund at not more than 1.75% of average daily net assets. Had Scudder not done so, it is estimated that total operating expenses would have amounted to 1.86%, including 0.75% for management fees. Scudder will continue this expense maintenance until August 31, 1997.

       Investment management fee (after waiver)        0.64%

       12b-1 fees                                      None

       Other expenses                                  1.11%
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       Total Fund operating expenses (after waiver)    1.75%
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       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

             1 Year              3 Years

             $18                 $55

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

     6. How Has The Fund Performed Historically?

     The Fund commenced operations on August 12, 1996. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate.

                                                    Life of Fund

          The Fund's Total Return for the period    12.38%*
          ended March 31, 1997

     * Not Annualized

     If the adviser had not maintained the Fund's expenses, total return would have been lower.

     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals, who each play an important role in the Fund's management process.

     James M. Eysenbach, Lead Portfolio Manager, joined Scudder in 1991 as a senior quantitative analyst and is currently director of quantitative research for Scudder. Mr. Eysenbach has more than nine years investment research and management experience. Philip S. Fortuna, Portfolio Manager, joined Scudder in 1986 as manager of institutional equity accounts. He became director of quantitative research in 1987 and served as director of investment operations from 1993 to 1994.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500 ($1,000 for IRAs). A shareholder may open an account with at least $1,000, if an automatic investment plan (AIP) of $100/month is established. Shareholders who maintain a non-fiduciary account balance of less than $2,500 in the Fund, without establishing an AIP, will be assessed an annual $10.00 charge, payable to the Fund. You may also exchange Fund shares within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail. There may be a 1% fee retained by the Fund which is imposed only on redemptions or exchanges of shares held less than one year.

     10. When Are Distributions Made?

     The Fund typically makes distributions in November or December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. A portion of such dividends from net investment income may qualify for the dividends-received deduction for corporations.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder wants you to make informed investment decisions. This Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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